UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-03940

Strategic Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	12/31/17

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

Dreyfus Active MidCap Fund

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Active MidCap Fund

ANNUAL REPORT December 31, 2017

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Active MidCap Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Active MidCap Fund, covering the 12-month period from January 1, 2017 through December 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced modestly positive results during 2017. Financial markets early in the year were dominated by the inauguration of a new U.S. president, as equities and corporate-backed bonds surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies. U.S. and international stocks continued to rally in the spring as corporate earnings grew and global economic conditions improved. Later in the year, the passage of tax reform legislation fueled additional stock market gains.

Despite three short-term interest rate hikes and concerns early in the year that inflation might accelerate in a growing economy, bonds generally produced positive total returns in 2017. Corporate-backed securities and municipal bonds fared particularly well.

The markets’ strong performance last year was supported by solid underlying fundamentals, including sustained economic growth, a robust labor market, and low inflation. We currently expect these favorable conditions to persist in 2018, but we remain watchful for economic and political developments that could negatively impact the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
January 16, 2018

DISCUSSION OF FUND PERFORMANCE

For the period from January 1, 2017 through December 31, 2017, as provided by C. Wesley Boggs, William S. Cazalet, CAIA, Ronald P. Gala, CFA, Peter D. Goslin, CFA, and Syed A. Zamil, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended December 31, 2017, Dreyfus Active MidCap Fund’s Class A shares achieved a total return of 16.64%, Class C shares returned 15.64%, Class I shares returned 16.91%, and Class Y shares returned 16.93%.1 In comparison, the fund’s benchmark, the Russell Midcap® Index (the “Index”), achieved a total return of 18.52% for the same period.2

Mid-cap stocks gained ground in 2017 amid better-than-expected corporate earnings, improved economic conditions, and expectations of more stimulative U.S. government policies. The fund lagged the Index, mainly due to security selection shortfalls in the information technology sector and, to a lesser extent, the consumer staples and materials sectors.

The Fund’s Investment Approach

The fund seeks to maximize capital appreciation by investing in midsized companies, as represented by the Index. In pursuing this goal, we apply a systematic, quantitative investment approach designed to identify and exploit relative misvaluations primarily within mid-cap stocks in the U.S. stock market.

We use a proprietary valuation model that identifies and ranks stocks to construct the fund’s portfolio. We construct the fund’s portfolio through a systematic structured approach, focusing on stock selection as opposed to making proactive decisions as to industry or sector exposure. Within each sector and style subset, the fund overweights the most attractive stocks and underweights or zero weights the stocks that have been ranked least attractive. The fund typically will hold between 100 and 250 securities.

Rising Corporate Earnings Drove Markets Higher

Equities across all capitalization ranges were reenergized in the weeks before the start of 2017 in anticipation of a new presidential administration’s more business-friendly regulatory, tax, and fiscal policies, which were expected to stimulate greater economic growth and an acceleration of inflation. In early 2017, better-than-expected corporate earnings and encouraging global economic developments drove the Index to a series of new highs. The market rally paused in the spring, but strengthening U.S. labor markets, further corporate earnings growth, and better global economic conditions soon sparked additional market gains. Later in the year, the market continued to rise as investors looked forward to the passage of federal tax-reform legislation.

In addition, the market’s advance was supported by well-telegraphed shifts in monetary policy. Although rising interest rates historically have tended to undermine investor sentiment toward stocks, the Federal Reserve Board’s gradual approach to adopting a less accommodative monetary policy was received calmly by investors, who focused more on improving business conditions and corporate earnings growth. In this environment, mid-cap stocks generally trailed their large-cap counterparts, and growth stocks outperformed value-oriented stocks.

Technology Sector Shortfalls Dampened Relative Performance

Although the fund participated substantially in the Index’s double-digit gains in 2017, its relative performance was constrained by some disappointing security selections in the information technology sector. Most notably, the fund’s selection of semiconductor and semiconductor

DISCUSSION OF FUND PERFORMANCE (continued)

equipment companies generally trailed market averages. A slight underweight to this industry also detracted. In addition, hardware manufacturer NCR Corp. lost value after reducing the earnings guidance it provides to securities analysts. To a lesser degree, the fund’s security selections among materials stocks weighed on its relative results, and returns from the consumer staples sector were undermined by disappointing stock picks and slightly overweighted exposure to the relatively weak market segment.

Among individual stocks in other areas, mattress producer Tempur Sealy International lost value early in the year when a contract with a major retailer was terminated, and industrial company HD Supply Holdings declined when it missed quarterly earnings targets and announced a divestiture that was expected to be dilutive to earnings. Retailer Foot Locker reported weaker-than-expected earnings over two consecutive quarters.

The fund achieved better relative results in the industrials sector, where building products supplier Owens Corning benefited from earnings that exceeded expectations and aerospace components maker Spirit AeroSystems Holdings resolved a supply agreement with a major U.S. aircraft manufacturer and boosted earnings. In the financials sector, multiple capital markets companies fared well and buoyed results within that industry. Results from the health care sector were bolstered by several health care service providers and an overweight to the life sciences tools and services industry. Other top gainers for 2017 included specialty retailers Best Buy and Ross Stores, both of which reported better-than-expected earnings and raised future guidance.

A Disciplined Approach to Stock Picking

As of the reporting period’s end, our quantitative models have continued to identify what we believe are attractive investment opportunities across a broad spectrum of mid-cap companies and industry groups. Indeed, recent bouts of volatility have provided opportunities to purchase the stocks of companies ranked highly by our process. When the fund’s holdings reach what we perceive to be fuller valuations, we expect to replace them with high-quality companies that display then-currently attractive valuations in our model. In addition, we continue to maintain a broadly diversified portfolio.

January 16, 2018

¹ Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

² Source: Lipper Inc. — The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market capitalization and current index membership. The Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Active MidCap Fund Class A shares, Class C shares, Class I shares and Class Y shares and the Russell Midcap® Index (the “Index”).

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 9/1/15 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Active MidCap Fund on 12/31/07 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index measures the performance of the mid-cap segment of the U.S. equity universe. The Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 12/31/17
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	1/29/85	9.92%	13.56%	6.45%
without sales charge	1/29/85	16.64%	14.91%	7.08%
Class C shares
with applicable redemption charge †	11/27/02	14.64%	13.94%	6.19%
without redemption	11/27/02	15.64%	13.94%	6.19%
Class I shares	11/27/02	16.91%	15.15%	7.15%
Class Y shares	9/1/15	16.93%	15.19%††	7.17%††
Russell Midcap® Index		18.52%	14.96%	9.11%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 9/1/15 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Active MidCap Fund from July 1, 2017 to December 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2017
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.94	$10.38	$4.67	$4.62
Ending value (after expenses)	$1,105.90	$1,101.50	$1,107.40	$1,107.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2017
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.70	$9.96	$4.48	$4.43
Ending value (after expenses)	$1,019.56	$1,015.32	$1,020.77	$1,020.82

† Expenses are equal to the fund’s annualized expense ratio of 1.12% for Class A, 1.96% for Class C, .88% for Class I and .87% Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
December 31, 2017

Description	Shares		Value ($)
Common Stocks - 99.5%
Automobiles & Components - 3.2%
Dana Holding	67,200		2,151,072
Lear	58,960		10,415,874
Visteon	69,145	[a]	8,652,805
			21,219,751
Banks - 4.1%
Cathay General Bancorp	109,835	[b]	4,631,742
Citizens Financial Group	43,700		1,834,526
Comerica	125,800		10,920,698
First Horizon National	465,240		9,300,148
			26,687,114
Capital Goods - 8.5%
Curtiss-Wright	78,735		9,593,860
Donaldson	62,100		3,039,795
Huntington Ingalls Industries	30,335		7,149,960
Ingersoll-Rand	119,620		10,668,908
KLX	11,800	[a]	805,350
Lennox International	3,400		708,084
Owens Corning	115,145		10,586,431
Spirit AeroSystems Holdings, Cl. A	120,975		10,555,069
Toro	41,410		2,701,174
			55,808,631
Commercial & Professional Services - 2.3%
Copart	211,200	[a]	9,121,728
MSA Safety	73,100		5,666,712
			14,788,440
Consumer Durables & Apparel - 3.4%
Brunswick	148,775		8,215,356
Deckers Outdoor	42,400	[a]	3,402,600
Toll Brothers	217,700	[b]	10,453,954
			22,071,910
Consumer Services - 3.1%
Darden Restaurants	97,920		9,402,278
Graham Holdings, Cl. B	1,740		971,529
Royal Caribbean Cruises	81,600		9,733,248
			20,107,055
Diversified Financials - 8.0%
Affiliated Managers Group	28,660		5,882,465
Ameriprise Financial	57,030		9,664,874
Discover Financial Services	148,000		11,384,160
Eaton Vance	179,700		10,133,283
SEI Investments	43,190		3,103,633

Description	Shares		Value ($)
Common Stocks - 99.5% (continued)
Diversified Financials - 8.0% (continued)
Synchrony Financial	318,680		12,304,235
			52,472,650
Energy - 2.8%
Cimarex Energy	5,800		707,658
HollyFrontier	69,000		3,534,180
Marathon Petroleum	172,500		11,381,550
TechnipFMC	67,260		2,105,911
Williams Cos.	20,500		625,045
			18,354,344
Food, Beverage & Tobacco - 4.6%
Campbell Soup	183,840	[b]	8,844,542
Conagra Brands	278,150		10,477,911
Ingredion	44,085		6,163,083
J.M. Smucker	39,340	[b]	4,887,602
			30,373,138
Health Care Equipment & Services - 5.8%
Cerner	23,910	[a]	1,611,295
Cigna	13,185		2,677,742
Cooper	15,300		3,333,564
Halyard Health	30,900	[a]	1,426,962
Masimo	88,200	[a]	7,479,360
Varian Medical Systems	86,100	[a,b]	9,570,015
Veeva Systems, Cl. A	31,000	[a]	1,713,680
WellCare Health Plans	50,025	[a]	10,060,528
			37,873,146
Household & Personal Products - .2%
Edgewell Personal Care	23,900	[a,b]	1,419,421
Insurance - 4.2%
CNO Financial Group	333,700		8,239,053
Lincoln National	119,795		9,208,642
Unum Group	187,970		10,317,673
			27,765,368
Materials - 5.4%
Celanese, Ser. A	6,085		651,582
Chemours	154,100		7,714,246
FMC	101,300		9,589,058
Freeport-McMoRan	369,400	[a]	7,003,824
Louisiana-Pacific	300,000	[a]	7,878,000
Owens-Illinois	102,695	[a]	2,276,748
			35,113,458
Media - 1.5%
Omnicom Group	83,515	[b]	6,082,397

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.5% (continued)
Media - 1.5% (continued)
Sirius XM Holdings	744,500	[b]	3,990,520
			10,072,917
Pharmaceuticals, Biotechnology & Life Sciences - 7.1%
Agilent Technologies	125,820		8,426,165
Charles River Laboratories International	29,425	[a]	3,220,566
Mettler-Toledo International	16,145	[a]	10,002,150
PerkinElmer	27,775		2,030,908
Qiagen	60,400	[a]	1,868,172
United Therapeutics	65,400	[a]	9,675,930
Waters	26,000	[a]	5,022,940
Zoetis	81,350		5,860,454
			46,107,285
Real Estate - 6.2%
Brixmor Property Group	343,400	[c]	6,407,844
First Industrial Realty Trust	76,000	[c]	2,391,720
Host Hotels & Resorts	374,705	[c]	7,437,894
Kilroy Realty	99,225	[c]	7,407,146
Lamar Advertising, Cl. A	129,085	[b,c]	9,583,270
Piedmont Office Realty Trust, Cl. A	21,175	[c]	415,242
Potlatch	59,600	[c]	2,974,040
Prologis	38,780	[c]	2,501,698
Vornado Realty Trust	21,200	[c]	1,657,416
			40,776,270
Retailing - 6.4%
Best Buy	166,130	[b]	11,374,921
Big Lots	142,725	[b]	8,014,009
Burlington Stores	85,750	[a]	10,549,822
Ross Stores	151,100		12,125,775
			42,064,527
Semiconductors & Semiconductor Equipment - 5.0%
Cirrus Logic	170,100	[a]	8,821,386
KLA-Tencor	2,650		278,436
Lam Research	58,400		10,749,688
Microsemi	25,400	[a]	1,311,910
ON Semiconductor	100,200	[a]	2,098,188
Skyworks Solutions	96,400		9,153,180
			32,412,788
Software & Services - 8.5%
CDK Global	137,000		9,765,360
Citrix Systems	78,235	[a]	6,884,680
Fair Isaac	32,500		4,979,000
Fiserv	89,585	[a]	11,747,281
MAXIMUS	127,800		9,147,924

Description	Shares		Value ($)
Common Stocks - 99.5% (continued)
Software & Services - 8.5% (continued)
Red Hat	59,605	[a]	7,158,561
VeriSign	51,835	[a,b]	5,931,997
			55,614,803
Technology Hardware & Equipment - 5.5%
F5 Networks	62,800	[a]	8,240,616
Jabil	172,500		4,528,125
Juniper Networks	322,200		9,182,700
Motorola Solutions	7,660		692,004
NCR	202,475	[a]	6,882,125
Western Digital	84,800		6,744,144
			36,269,714
Utilities - 3.7%
AES	38,400		415,872
FirstEnergy	252,245		7,723,742
IDACORP	22,100		2,019,056
MDU Resources Group	328,185		8,821,613
Sempra Energy	47,700		5,100,084
			24,080,367
Total Common Stocks (cost $524,709,129)			651,453,097

Other Investment - .5%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $3,000,588)	3,000,588	[d]	3,000,588

Investment of Cash Collateral for Securities Loaned - 2.2%
Registered Investment Company;
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $14,165,799)	14,165,799	[d]	14,165,799
Total Investments (cost $541,875,516)	102.2%		668,619,484
Liabilities, Less Cash and Receivables	(2.2%)		(14,152,003)
Net Assets	100.0%		654,467,481

aNon-income producing security.

bSecurity, or portion thereof, on loan. At December 31, 2017, the value of the fund’s securities on loan was $41,365,273 and the value of the collateral held by the fund was $42,452,367, consisting of cash collateral of $14,165,799 and U.S. Government & Agency securities valued at $28,286,568.

cInvestment in real estate investment trust.

dInvestment in affiliated money market mutual fund.

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Capital Goods	8.5
Software & Services	8.5
Diversified Financials	8.0
Pharmaceuticals, Biotechnology & Life Sciences	7.1
Retailing	6.4
Real Estate	6.2
Health Care Equipment & Services	5.8
Technology Hardware & Equipment	5.5
Materials	5.4
Semiconductors & Semiconductor Equipment	5.0
Food, Beverage & Tobacco	4.6
Insurance	4.2
Banks	4.1
Utilities	3.7
Consumer Durables & Apparel	3.4
Automobiles & Components	3.2
Consumer Services	3.1
Energy	2.8
Money Market Investments	2.7
Commercial & Professional Services	2.3
Media	1.5
Household & Personal Products	.2
102.2

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Company	Value 12/31/16($)	Purchases($)	Sales($)	Value 12/31/17($)	Net Assets(%)	Dividends/ Distributions($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	2,315,125	56,719,607	56,034,144	3,000,588.5		14,285
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	25,320,016	189,790,624	200,944,841	14,165,799	2.2	-
Total	27,635,141	246,510,231	256,978,985	17,166,387	2.7	14,285

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $41,365,273)—Note 1(b):
Unaffiliated issuers	524,709,129	651,453,097
Affiliated issuers	17,166,387	17,166,387
Cash		106,715
Dividends and securities lending income receivable		686,417
Receivable for shares of Common Stock subscribed		138,274
Prepaid expenses		36,100
		669,586,990
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		607,892
Liability for securities on loan—Note 1(b)		14,165,799
Payable for shares of Common Stock redeemed		204,665
Accrued expenses		141,153
		15,119,509
Net Assets ($)		654,467,481
Composition of Net Assets ($):
Paid-in capital		518,678,407
Accumulated undistributed investment income—net		686,269
Accumulated net realized gain (loss) on investments		8,358,837
Accumulated net unrealized appreciation (depreciation) on investments		126,743,968
Net Assets ($)		654,467,481

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	534,563,301	6,812,619	113,090,416	1,145.34
Shares Outstanding	8,570,690	118,610	1,805,376	18.302
Net Asset Value Per Share ($)	62.37	57.44	62.64	62.58

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	8,713,925
Affiliated issuers	14,285
Income from securities lending—Note 1(b)	89,022
Total Income	8,817,232
Expenses:
Management fee—Note 3(a)	4,679,793
Shareholder servicing costs—Note 3(c)	1,809,086
Registration fees	73,724
Distribution fees—Note 3(b)	73,042
Professional fees	71,597
Directors’ fees and expenses—Note 3(d)	58,183
Prospectus and shareholders’ reports	53,351
Custodian fees—Note 3(c)	48,145
Loan commitment fees—Note 2	13,780
Interest expense—Note 2	439
Miscellaneous	27,235
Total Expenses	6,908,375
Less—reduction in fees due to earnings credits—Note 3(c)	(18,623)
Net Expenses	6,889,752
Investment Income—Net	1,927,480
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	68,623,757
Net unrealized appreciation (depreciation) on investments	26,611,817
Net Realized and Unrealized Gain (Loss) on Investments	95,235,574
Net Increase in Net Assets Resulting from Operations	97,163,054

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
Operations ($):
Investment income—net	1,927,480	3,440,893
Net realized gain (loss) on investments	68,623,757	5,382,666
Net unrealized appreciation (depreciation) on investments	26,611,817	42,534,142
Net Increase (Decrease) in Net Assets Resulting from Operations	97,163,054	51,357,701
Distributions to Shareholders from ($):
Investment income—net:
Class A	(1,926,247)	(1,585,792)
Class I	(884,044)	(449,344)
Class Y	(12)	(8)
Net realized gain on investments:
Class A	(53,615,539)	(3,734,293)
Class C	(772,033)	(71,200)
Class I	(11,259,014)	(416,906)
Class Y	(125)	(8)
Total Distributions	(68,457,014)	(6,257,551)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	20,785,000	50,965,261
Class C	886,253	4,266,513
Class I	47,322,190	94,232,680
Distributions reinvested:
Class A	51,552,754	5,019,853
Class C	690,943	63,342
Class I	10,860,666	724,490
Cost of shares redeemed:
Class A	(81,598,204)	(62,668,929)
Class C	(6,192,712)	(1,751,051)
Class I	(29,903,356)	(55,929,840)
Increase (Decrease) in Net Assets from Capital Stock Transactions	14,403,534	34,922,319
Total Increase (Decrease) in Net Assets	43,109,574	80,022,469
Net Assets ($):
Beginning of Period	611,357,907	531,335,438
End of Period	654,467,481	611,357,907
Undistributed investment income—net	686,269	1,569,092

	Year Ended December 31,
	2017	2016
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	328,444	931,820
Shares issued for distributions reinvested	828,048	89,706
Shares redeemed	(1,306,872)	(1,125,481)
Net Increase (Decrease) in Shares Outstanding	(150,380)	(103,955)
Class Ca
Shares sold	15,215	84,157
Shares issued for distributions reinvested	12,038	1,243
Shares redeemed	(102,900)	(33,617)
Net Increase (Decrease) in Shares Outstanding	(75,647)	51,783
Class Ib
Shares sold	754,930	1,697,823
Shares issued for distributions reinvested	173,754	12,587
Shares redeemed	(470,536)	(997,561)
Net Increase (Decrease) in Shares Outstanding	458,148	712,849

a During the period ended December 31, 2017, 6,684 Class C shares representing $422,962 were automatically converted to 6,195 Class A shares.

b  During the period ended December 31, 2017, 1,201 Class A shares representing $74,977 were exchanged for 1,195 Class I shares and during the period ended December 31, 2016, 241 Class A shares representing $13,472 were exchanged for 239 Class I shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Class A Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	59.60	55.36	56.12	49.11	36.47
Investment Operations:
Investment income—net[a]	.18	.33	.33	.15	.29
Net realized and unrealized gain (loss) on investments	9.65	4.51	.64	7.01	12.65
Total from Investment Operations	9.83	4.84	.97	7.16	12.94
Distributions:
Dividends from investment income—net	(.24)	(.18)	(.33)	(.15)	(.30)
Dividends from net realized gain on investments	(6.82)	(.42)	(1.40)	-	-
Total Distributions	(7.06)	(.60)	(1.73)	(.15)	(.30)
Net asset value, end of period	62.37	59.60	55.36	56.12	49.11
Total Return (%)[b]	16.64	8.81	1.69	14.58	35.50
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.13	1.14	1.13	1.15	1.15
Ratio of net expenses to average net assets	1.13	1.14	1.13	1.14	1.15
Ratio of net investment income to average net assets	.28	.59	.57	.28	.68
Portfolio Turnover Rate	63.75	60.22	60.96	73.99	74.57
Net Assets, end of period ($ x 1,000)	534,563	519,763	488,571	491,786	457,146

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

	Year Ended December 31,
Class C Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	55.61	51.97	52.92	46.57	34.67
Investment Operations:
Investment (loss)—net[a]	(.33)	(.12)	(.14)	(.28)	(.06)
Net realized and unrealized gain (loss) on investments	8.98	4.18	.59	6.63	11.96
Total from Investment Operations	8.65	4.06	.45	6.35	11.90
Distributions:
Dividends from investment income—net	-	-	-	-	-
Dividends from net realized gain on investments	(6.82)	(.42)	(1.40)	-	-
Total Distributions	(6.82)	(.42)	(1.40)	-	-
Net asset value, end of period	57.44	55.61	51.97	52.92	46.57
Total Return (%)[b]	15.64	7.90	.82	13.64	34.32
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.97	1.99	1.98	2.01	2.04
Ratio of net expenses to average net assets	1.97	1.99	1.98	2.00	2.00
Ratio of net investment (loss) to average net assets	(.57)	(.24)	(.26)	(.57)	(.16)
Portfolio Turnover Rate	63.75	60.22	60.96	73.99	74.57
Net Assets, end of period ($ x 1,000)	6,813	10,803	7,405	5,380	4,597

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class I Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	59.97	55.74	56.67	49.65	36.92
Investment Operations:
Investment income—net[a]	.33	.49	.52	.26	.36
Net realized and unrealized gain (loss) on investments	9.70	4.50	.57	7.10	12.81
Total from Investment Operations	10.03	4.99	1.09	7.36	13.17
Distributions:
Dividends from investment income—net	(.54)	(.34)	(.62)	(.34)	(.44)
Dividends from net realized gain on investments	(6.82)	(.42)	(1.40)	-	-
Total Distributions	(7.36)	(.76)	(2.02)	(.34)	(.44)
Net asset value, end of period	62.64	59.97	55.74	56.67	49.65
Total Return (%)	16.91	9.02	1.88	14.84	35.73
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90	.94	.93	.94	.95
Ratio of net expenses to average net assets	.90	.94	.93	.94	.95
Ratio of net investment income to average net assets	.53	.85	.92	.50	.80
Portfolio Turnover Rate	63.75	60.22	60.96	73.99	74.57
Net Assets, end of period ($ x 1,000)	113,090	80,790	35,359	7,617	5,256

a Based on average shares outstanding.

See notes to financial statements.

	Year Ended December 31,
Class Y Shares	2017	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	60.00	55.74	54.64
Investment Operations:
Investment income—net[b]	.34	.53	.24
Net realized and unrealized gain (loss) on investments	9.70	4.56	2.76
Total from Investment Operations	10.04	5.09	3.00
Distributions:
Dividends from investment income—net	(.64)	(.41)	(.50)
Dividends from net realized gain on investments	(6.82)	(.42)	(1.40)
Total Distributions	(7.46)	(.83)	(1.90)
Net asset value, end of period	62.58	60.00	55.74
Total Return (%)	16.93	9.18	5.46[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.87	.78	.79[d]
Ratio of net expenses to average net assets	.87	.78	.79[d]
Ratio of net investment income to average net assets	.54	.98	1.25[d]
Portfolio Turnover Rate	63.75	60.22	60.96
Net Assets, end of period ($ x 1,000)	1	1	1

a From September 1, 2015 (commencement of initial offering) to December 31, 2015.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Active MidCap Fund (the “fund”) is a separate diversified series of Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund’s investment objective is to seek to maximize capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective March 31, 2017, the fund authorized the issuance of Class T shares, but, as of the date of this report, the fund did not offer Class T shares for purchase. The fund authorized 100 million Class T shares which resulted in the fund’s total authorized shares increased from 170 million to 270 million.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 270 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (40 million shares authorized), Class C (15 million shares authorized), Class I (15 million shares authorized), Class T (100 million shares authorized) and Class Y (100 million shares authorized). Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of December 31, 2017, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held all of the outstanding Class Y shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS (continued)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined to not accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2017 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	647,479,014	-	-	647,479,014
Equity Securities - Foreign Common Stocks†	3,974,083	-	-	3,974,083
Registered Investment Companies	17,166,387	-	-	17,166,387

† See Statement of Investments for additional detailed categorizations.

At December 31, 2017, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the

NOTES TO FINANCIAL STATEMENTS (continued)

borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2017, The Bank of New York Mellon earned $15,473 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2017, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,801,670, undistributed capital gains $6,114,074 and unrealized appreciation $126,724,019.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2017 and December 31, 2016 were as follows: ordinary income $5,861,876 and $2,035,144 , and long-term capital gains $62,595,138 and $4,222,407, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2017, was approximately $27,100 with a related weighted average annualized interest rate of 1.62%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended December 31, 2017, the Distributor retained $7,434 from commissions earned on sales of the fund’s Class A shares and $3,807 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended December 31, 2017, Class C shares were charged $73,042 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2017, Class A and Class C shares were charged $1,277,584 and $24,347, respectively, pursuant to the Shareholder Services Plan.

NOTES TO FINANCIAL STATEMENTS (continued)

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2017, the fund was charged $207,940 for transfer agency services and $18,009 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $18,009.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2017, the fund was charged $48,145 pursuant to the custody agreement. These fees were partially offset by earnings credits of $614.

During the period ended December 31, 2017, the fund was charged $11,202 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $413,638, Distribution Plan fees $5,177, Shareholder Services Plan fees $113,875, custodian fees $14,800, Chief Compliance Officer fees $8,406 and transfer agency fees $51,996.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2017, amounted to $398,130,262 and $450,737,284, respectively.

At December 31, 2017, the cost of investments for federal income tax purposes was $541,895,465; accordingly, accumulated net unrealized appreciation on investments was $126,724,019, consisting of $138,466,814 gross unrealized appreciation and $11,742,795 gross unrealized depreciation.

NOTE 5—Pending Legal Matters:

The fund and many other entities have been named as defendants in numerous pending litigations as a result of their participation in the leveraged buyout transaction (“LBO”) of the Tribune Company (“Tribune”). The cases allege that Tribune took on billions of dollars of debt in the LBO to purchase its own stock from shareholders at $34 per share. The LBO was executed in a two-step transaction: shares were repurchased by Tribune in a tender offer in June 2007 and then in a go-private merger in December 2007. In 2008, approximately one year after the LBO was concluded, Tribune filed for bankruptcy protection under Chapter 11. Thereafter, in approximately June 2011, certain Tribune creditors filed dozens of complaints in various courts throughout the country alleging that the payments made to shareholders in the LBO were “fraudulent conveyances” under state and/or federal law, and that the shareholders must return the payments they received for their shares to satisfy the plaintiffs’ unpaid claims. These cases were consolidated for coordinated pre-trial proceedings in a multi-district litigation in the United States District Court for the Southern District of New York titled In re Tribune Company Fraudulent Conveyance Litigation (S.D.N.Y. Nos. 11-md-2296 and 12-mc-2296 (RJS) (“Tribune MDL”)).

In addition, there was a case pending in United States Bankruptcy Court for the District of Delaware brought by the Unsecured Creditors Committee of the Tribune Company that has since been transferred to the Tribune MDL (formerly The Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, et al., Bankr. D. Del. Adv. Pro. No. 10-54010 (KJC)) (“FitzSimons case”). The case was originally filed on November 1, 2010. In a Fourth Amended Complaint filed in November 2012, among other claims, the Creditors Committee sought recovery under the Bankruptcy Code for alleged “fraudulent conveyances” from more than 5,000 Tribune shareholders (“Shareholder Defendants”), including the fund, and a defendants’ class of all shareholders who tendered their Tribune stock in the LBO and received cash in exchange. There were 35 other counts in the Fourth Amended Complaint that did not relate to claims against Shareholder Defendants, but instead were brought against parties directly involved in approval or execution of the leveraged buyout. On January 10, 2013, pursuant to the Tribune bankruptcy plan, Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust, became the successor plaintiff to the Creditors Committee in this case. The case is now proceeding as: Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation

NOTES TO FINANCIAL STATEMENTS (continued)

Trust v. FitzSimons, et al., S.D.N.Y. No. 12-cv-2652 (RJS). On August 1, 2013, the plaintiff filed a Fifth Amended Complaint with the Court. The Fifth Amended Complaint contains more detailed allegations regarding the steps Tribune took in consideration and execution of the LBO, but did not change the legal basis for the claim previously alleged against the Shareholder Defendants.

On November 6, 2012, a motion to dismiss was filed in the Tribune MDL that applied to most, but not all, of the cases in the Tribune MDL. On September 23, 2013 Judge Sullivan granted the motion to dismiss on standing grounds, after rejecting defendants’ preemption arguments. By granting the motion, Judge Sullivan dismissed nearly 50 cases in the Tribune MDL. The fund was a defendant in at least one of the dismissed cases. The motion had no effect on the FitzSimons case, which had been stayed.

On September 30, 2013, plaintiffs appealed the motion to dismiss decision to the U.S. Court of Appeals for the Second Circuit. On October 28, 2013, certain defendants cross-appealed from Judge Sullivan’s decision, seeking review of the arguments that Judge Sullivan rejected in his decision. On March 29, 2016, the Second Circuit issued its decision on the appeal and cross-appeal. A panel of three judges unanimously affirmed the dismissal on the ground that the plaintiffs’ claims were preempted by section 546(e) of the Bankruptcy Code. On April 12, 2016, the plaintiffs/appellants filed a petition with the Second Circuit requesting rehearing of the appeal by the same panel of judges and/or rehearing en banc by all judges on the Second Circuit. On July 22, 2016, the Second Circuit denied both requests for rehearing. On September 9, 2016, Plaintiffs filed a petition for certiorari with the U.S. Supreme Court. A brief in opposition to the petition was filed on behalf of defendants on October 24, 2016. Plaintiffs filed a reply brief on November 4, 2016. As of January 22, 2018, the Supreme Court had not ruled on the petition.

In the FitzSimons case, a “global” motion to dismiss the fraudulent transfer claim asserted against the Shareholder Defendants, which applies equally to all Shareholder Defendants including the fund, was filed on May 23, 2014 and briefing was completed in July 2014. On January 9, 2017, Judge Sullivan entered an order granting the “global” motion and dismissing the claim against all the Shareholder Defendants. On February 2, 2017, the plaintiff filed a request to seek leave to appeal with the court. On February 23, 2017, the Court entered an order stating that it would permit the Plaintiff to make an interlocutory appeal of the dismissal of the claim, but only after the Court decided other pending motions to dismiss that do not involve the Shareholder Defendants. As of January 22, 2018, the Court had not decided those other motions.

At this stage in the proceedings, it is not possible to assess with any reasonable certainty the probable outcomes of the pending litigations. Consequently, at this time, management is unable to estimate the possible loss that may result.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of Dreyfus Active MidCap Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus Active MidCap Fund (one of the series comprising Strategic Funds, Inc.) (the “Fund”), including the statements of investments and investments in affiliated issuers, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Dreyfus Active MidCap Fund at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus investment companies since at least 1957, but we are unable to determine the specific year.

New York, New York
February 26, 2018

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended December 31, 2017 as qualifying for the corporate dividends received deduction. For the fiscal year ended December 31, 2017, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $5,861,876 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2018 of the percentage applicable to the preparation of their 2017 income tax returns. Also, the fund hereby reports $.5424 per share as a long-term capital gain distribution paid on March 23, 2017 and the fund also reports $.3181 per share as a short-term capital gain distribution and $5.9616 per share as a long-term capital gain distribution paid on December 22, 2017.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on October 30-31, 2017, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended September 30, 2017, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was at or above the Performance Group and Performance Universe medians for all periods except for the two- and ten-year periods, when the fund’s performance was below the Performance Group and Performance Universe medians, and the three-year period, when it was below the Performance Universe median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was considered that the fund’s returns were above the returns of the index in four of the ten calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was at the Expense Group and Expense Universe medians and the fund’s total expense ratio was below the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall performance.

• The Board concluded that the fee paid to Dreyfus continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 127

———————

Joni Evans (75)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com, an online community dedicated to women’s conversations and publications (2007-present)

• Principal, Joni Evans Ltd. (publishing) (2006-present)

No. of Portfolios for which Board Member Serves: 22

———————

Joan Gulley (70)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 54

———————

Ehud Houminer (77)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia

University (1992-present)

Trustee, Ben Gurion University

Other Public Company Board Memberships During Past 5 Years:

•  Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 54

———————

Robin A. Melvin (54)

Board Member (1995)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 101

———————

Burton N. Wallack (67)

Board Member (2006)

Principal Occupation During Past 5 Years:

• President and Co-owner of Wallack Management Company, a real estate management company (1987-present)

No. of Portfolios for which Board Member Serves: 22

———————

Benaree Pratt Wiley (71)

Board Member (2016)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 81

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INTERESTED BOARD MEMBER

Gordon J. Davis (76)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 55

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

William Hodding Carter III, Emeritus Board Member
Hans Mautner, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 63 investment companies (comprised of 127 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 64 investment companies (comprised of 152 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since August 2003.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (64 investment companies, comprised of 152 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 58 investment companies (comprised of 146 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

NOTES

NOTES

NOTES

For More Information

Dreyfus Active MidCap Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DNLDX Class C:DNLCX Class I: DNLRX Class Y: DNLYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 0085AR1217

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC”).  Ehud Houminer is independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $33,856 in 2016 and $34,702 in 2017.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,430         in 2016 and $9,527 in 2017.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,766 in 2016 and $3,503 in 2017.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $2,937 in 2016 and $3,134 in 2017.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2016 and $0 in 2017.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $17,871,092 in 2016 and $31,379,272 in 2017.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strategic Funds, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    February 22, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    February 22, 2018

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    February 22, 2018

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)